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                                                                      Exhibit 21

                       KAISER GROUP INTERNATIONAL, INC.

                   9300 Lee Highway, Fairfax, Virginia 22031

                                (703) 934-3300

     Kaiser Group International, Inc.'s consolidated subsidiaries are listed below. Consolidated subsidiaries which are less than wholly owned are indicated by the ownership percentage figure in parentheses following the name of the consolidated subsidiary.

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
                                                                                          Jurisdiction
Consolidated Subsidiary                                                                   of Formation
-------------------------                                                                --------------
I.  Cygna Group, Inc.                                                                       Delaware
    II.   Liability Risk Management, Inc.                                                   California
I.  EDA, Incorporated                                                                       Maryland
I.  HBG Hawaii, Inc.                                                                        Delaware
I.  HBG International, Inc.                                                                 Delaware
I.  Henry J. Kaiser Development Corporation, Inc.                                           Delaware
    II.   Global Trade & Investment, Inc.                                                   Delaware
I.  Kaiser Engineers Group, Inc.                                                            Delaware
    II.   Henry J. Kaiser Company                                                           Nevada
    II.   Kaiser Engineers, Inc.                                                            Ohio
          III.  Henry J. Kaiser Company (Canada) Ltd.                                       Canada
          III.  Kaiser Engineers & Builders, Inc.                                           Delaware
          III.  Kaiser Engineers (California) Corporation                                   Delaware
          III.  Kaiser Engineers Corporation                                                New York
          III.  Kaiser Engineers of Michigan, Inc.                                          Michigan
          III.  ICF Kaiser International Planning & Design, Inc. (33 1/3%)                  Pennsylvania
          III.  Kaiser Overseas Engineering, Inc.                                           Delaware
          III.  Kaiser Engineers Limited                                                    United Kingdom
                IV.   Kaiser Engineers Technical Services Limited (80%)                     Cyprus
          III.  Kaiser Engineers and Constructors, Inc.                                     Nevada
                IV.   ICF Kaiser Engenharia e Participacoes Ltda. (99.9%)                   Brazil
                      V.  ICF Kaiser Construcoes e Engenharia Ltda (99.989%)                Brazil
                IV.   ICF Pty. Ltd. (50%)                                                   Australia
                IV.   Kaiser Engineers Limited (0.02%)                                      U.K.
                IV.   Kaiser Engenharia S.A. (50%)                                          Portugal
                      V.  ICF Kaiser Construcoes e Engenharia Ltda (0.01%)                  Brazil
                IV.   Kaiser Engineers (NZ) Ltd (1%)                                        New Zealand
                IV.   Kaiser Engineers Pty. Ltd. (50%)                                      Australia
                      V.  KWA Kenwalt (50%)                                                 Australia
                      V.  ICF Kaiser Aluterv KFT                                            Hungary
                      V.  ICF Kaiser Engineers Asia Pacific Pty Ltd                         Australia
                      V.  ICF Kaiser Engineers (Hong Kong) Ltd                              Hong Kong
                      V.  ICF Kaiser Engineers (Singapore) Pte Ltd                          Singapore
                      V.  Kaiser Engineers (NZ) Limited (99%)                               New Zealand
          III.  Kaiser Engineers International, Inc.                                        Nevada
                IV.   ICF Pty. Ltd. (50%)                                                   Australia
                IV.   ICF Kaiser Engenharia e Participacoes Ltda.(0.1%)                     Brazil

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
                IV.   Kaiser Panama S.A.                                                    Panama
                IV.   Kaiser Engenharia S.A. (50%)                                          Portugal
                IV.   Kaiser Engineers Pty. Ltd. (50%)                                      Australia
          III.  Kaiser Engineers Limited (99.98%)                                           U.K.
                IV.   Kaiser Engineers Technical Services Limited (80%)                     Cyprus
                IV.   Kaiser Engineers (UK) Limited (50%)                                   U.K.
          III.  Kaiser Engineers (UK) Limited (50%)                                         U.K.
                IV.   Kaiser Engineers Technical Services Limited (20%)                     Cyprus
          III.  KE Services Corporation                                                     Delaware
          III.  Kaiser Engenharia e Constructoes Limitada                                   Brazil
    II.   International Waste Energy Systems, Inc.                                          Delaware
    II.   KE Livermore, Inc.                                                                Delaware
I.  Kaiser Engineers Massachusetts, Inc.                                                    Delaware
I.  Kaiser Engineers Pacific, Inc.                                                          Nevada
I.  Kaiser Europe, Inc.                                                                     Delaware
I.  Kaiser/Georgia Wilson, Inc.                                                             Delaware
I.  Kaiser Government Programs, Inc.                                                        Delaware
    II.   Kaiser K-H Holdings, Inc.                                                         Delaware
          III.  Kaiser-Hill Company, LLC (50%)                                              Colorado
                IV.   Kaiser-Hill Funding Company, L.L.C. (98%)                             Delaware
          III.  Kaiser-Hill Funding Company, L.L.C. (1%)                                    Delaware
I.  Kaiser Hanford Company                                                                  Delaware
I.  Kaiser Holdings Unlimited, Inc.                                                         Delaware
    II.   American Venture Investments Incorporated                                         Delaware
          III.  American Venture Holdings, Inc.                                             Delaware
    II.   Cygna Consulting Engineers and Project Management, Inc.                           California
    II.   Excell Development Construction, Inc.                                             Delaware
    II.   Kaiser DPI Holding Co., Inc.                                                      Delaware
    II.   Kaiser Engineers Eastern Europe, Inc.                                             Delaware
          III.  Kaiser Netherlands B.V. (10%)                                               Netherlands
    II.   Kaiser Hunters Branch Leasing, Inc.                                               Delaware
    II.   Kaiser K-T Holdings, Inc.                                                         Delaware
    II.   Kaiser K-A Louisiana, Inc.                                                        Louisiana
    II.   Kaiser K-A Services, Inc.                                                         Delaware
    II.   Kaiser Netherlands B.V. (90%)                                                     Netherlands
    II.   Kaiser Leasing Corporation, Inc.                                                  Delaware
I.  ICF Kaiser Servicios Ambientales, S.A. de C.V. (66 2/3%)                                Mexico
I.  Kaiser Technology Holdings, Inc.                                                        Delaware
    II.   Kaiser Advanced Technology, Inc.                                                  Idaho
          III.  ICF Kaiser Advanced Technology of New Mexico, Inc.                          New Mexico
I.  Kaiser R G.P. No. 1, Inc.                                                               Delaware
I.  Monument Select Insurance Company                                                       Vermont
I.  Phase Linear Systems Incorporated                                                       Delaware
I.  Tudor Engineering Company                                                               Delaware
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